    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 24, 1998
                                                      REGISTRATION NO. 333-66883

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                 AMENDMENT NO. 2
                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                              YOUNG & RUBICAM INC.
             (Exact name of Registrant as specified in its charter)


               DELAWARE                              7311                       13-1493710
    (State or other jurisdiction of     (Primary Standard Industrial        (I.R.S. Employer
     incorporation or organization)      Classification Code Number)     Identification Number)

                               285 MADISON AVENUE
                            NEW YORK, NEW YORK 10017
       (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                           STEPHANIE W. ABRAMSON, ESQ.
                    EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL
                              YOUNG & RUBICAM INC.
                               285 MADISON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 210-3000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                  COPIES TO:

    PETER H. DARROW, ESQ.                         MARK C. SMITH, ESQ.
CLEARY, GOTTLIEB, STEEN & HAMILTON     SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
      ONE LIBERTY PLAZA                            919 THIRD AVENUE
      NEW YORK, NEW YORK 10006                 NEW YORK, NEW YORK 10022
        (212) 225-2000                              (212) 735-3000

                               ----------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]



     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]


                                ----------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                EXPLANATORY NOTE



     Young & Rubicam Inc. has prepared this Amendment No. 2 to its Registration Statement on Form S-1 (File No. 333-66883) for the purpose of filing with the Securities and Exchange Commission certain exhibits to the Registration Statement. Amendment No. 2 does not modify any provision of the Prospectus included in the Registration Statement; accordingly, such Prospectus has not been included herein.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the Common Stock being registered, other than underwriting discounts and commissions.



     Securities and Exchange Commission registration fee .................    $ 84,945
     National Association of Securities Dealers, Inc. filing fee .........      30,500
     Legal fees and expenses .............................................     250,000
     Accounting fees and expenses ........................................     125,000
     Printing and engraving expenses .....................................     250,000
     Registrar and transfer agent's fee ..................................      25,000
     Miscellaneous .......................................................      34,555
                                                                              --------
       Total .............................................................    $800,000



ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article XI of Young & Rubicam Inc.'s Amended and Restated Certificate of Incorporation provides substantially as follows:

     Section 1. Elimination of Certain Liability of Directors. A director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

     Section 2. Indemnification and Insurance.

     (a) Right to indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended but, in the case of any such amendment, to the fullest extent permitted by law, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Company shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise. The Company may, by action of the Board of Directors, provide indemnification to employees and agents of the Company with the same scope and effect as the foregoing indemnification of directors and officers.

     (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this
Section is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Company to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Company
(including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-law, agreement, vote of stockholders or disinterested directors or otherwise.

     (d) Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

     Section 145 of the General Corporation Law of the State of Delaware provides as follows:

     (a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

     (b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     (d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

     (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

     (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

     (h) For purposes of this section, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have respect to such constituent corporation if its separate existence had continued.

     (i) For purposes of this section, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "servicing at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this section.

     (j) The indemnification and advancement of expense proved by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation's obligation to advance expenses (including attorneys' fees).

     Section 5 of the Management Voting Trust Agreement provides substantially as follows:

     The Company hereby agrees to assume liability for and does hereby indemnify, protect, save and hold harmless the Voting Trustees and their successors, assigns, agents and servants to the full extent lawful from and against any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, suits, costs, expenses or disbursements (including legal fees and expenses) of any kind and nature whatsoever ("Losses") that may be imposed, incurred by or asserted against the Voting Trustees or any of them individually in any way relating to or arising under the Management Voting Trust Agreement or the enforcement of any of the terms thereof or in any way relating to or arising out of the administration of the trusts created thereby or the action or inaction of the Management Voting Trust thereunder, unless the Company shall sustain the burden of proving by clear and convincing evidence that such Losses were proximately caused by an act or omission on the part of such Voting Trustee or Voting Trustees that was not taken in good faith or that was not reasonably believed to be in or not opposed to the best interests of the Company and the Management Investors as a group. The Company shall advance to any Voting Trustee all reasonable expenses in connection with litigation arising under the Management Voting Trust Agreement or the enforcement of any of the terms thereof or in any way relating to or arising out of the administration of the trusts created thereby or the action or inaction of the Management Voting Trust thereunder, including, but not limited to, expenses in connection with litigation in which such Voting Trustee purports to seek to enforce any portion of the Management Voting Trust Agreement. A Voting Trustee shall be required to execute an undertaking agreeing to repay the Company the amount so advanced in the event it is ultimately determined that such Voting Trustee is not entitled to indemnification with respect to such Losses, but the Voting Trustee shall not be required to give a bond or any security for the advancement of such expenses. To the extent insurance is available on commercially reasonable terms, the Company will procure and maintain (for the benefit of the Company and the Voting

Trustees) insurance covering the Voting Trustees at least to the extent their conduct would give rise to indemnification under the Management Voting Trust Agreement. The provisions contained in this indemnification section shall survive the termination of the Management Voting Trust Agreement.

     The Restricted Stock Plan and the Management Stock Option Plan each provide that no member of the Compensation Committee of the Board or of the Board shall be liable for any action or determination made in good faith with respect to such plan or any grant under such plan. The Restricted Stock Plan and the Management Stock Plan each provide that to the fullest extent permitted by law, the Company shall indemnify and save harmless each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that such person, or such person's testator or intestate, is or was a member of the Compensation Committee of the Board. The 1997 ICP provides that no member of the Compensation Committee or any officer or employee of the
Registrant or an affiliate acting at the direction or on behalf of the Compensation Committee shall be personally liable for any action or determination taken or made in good faith with respect to the 1997 ICP, and shall, to the extent permitted by law, be fully indemnified and protected by the Registrant with respect to any such action or determination.

     Young & Rubicam Inc. also carries liability insurance covering officers and directors.

     Pursuant to the proposed form of Underwriting Agreement, the Underwriters have agreed to indemnify the directors and officers of Young & Rubicam Inc. in certain circumstances.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     In December 1996, in connection with the Recapitalization, Y&R (i) issued and sold 30,228,195 shares of Common Stock to the Recapitalization Investors and one entity affiliated with an independent member of the Board for cash consideration of $231,749,495, (ii) issued and sold 17,154,135 shares of Common Stock to 182 employees in exchange for a combination of cash, notes, shares of common stock, $.25 par value, of Young & Rubicam Inc., a New York corporation, and limited partnership units of Young & Rubicam L.P., a Delaware limited partnership, (iii) granted 16,823,565 Rollover Options to its employees in consideration of the surrender for cancellation of all or a portion of their outstanding employee options, and (iv) granted 5,200,590 Executive Options to its employees without consideration pursuant to the Management Stock Option Plan.

     In August 1997, two members of management of the Company purchased an aggregate of 12,900 shares of Common Stock for an aggregate purchase price of $98,900. In October 1997, four members of management of the Company purchased an aggregate of 36,000 shares of Common Stock for an aggregate purchase price of $276,000. In November 1997, the Company purchased additional equity interests in two of its Argentine subsidiaries using an aggregate of 91,320 shares of Common Stock as part of the consideration therefor.

     During 1997, management investors whose employment with the Company was terminated exercised Rollover Options to purchase an aggregate of 463,065 shares of Common Stock at $1.92 per share, or an aggregate of $887,541. All of such shares of Common Stock were repurchased by the Company pursuant to the call provisions of the Stockholders Agreement at a price equal to $7.67 per share.

     In December 1997, the Company issued and sold 4,250,790 shares of Common Stock to its employees for an aggregate amount of $9,314,483 pursuant to the exercise of Rollover Options and Executive Options. In March 1998, the Company issued and sold 135,885 shares of Common Stock to its employees for an aggregate amount of $864,196 pursuant to the exercise of Rollover Options and Executive Options.

     All of the sales of Y&R securities described above were deemed to be exempt from the registration requirements under the Securities Act pursuant to Section 4(2) thereof, and in reliance on Rule 701 promulgated under Section 3(b) thereof and Regulation D and Regulation S thereunder.

Each recipient of such securities represented in each transaction such recipient's intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificates issued in such transactions.

ITEM 16. EXHIBITS.

     (a) Exhibits




 1.1       Form of Underwriting Agreement.

 3.1       Amended and Restated  Certificate  of  Incorporation  of  Registrant
           (incorporated  by  reference  from  Exhibit 4.4 to the  Registration
           Statement on Form S-8 (File No. 333-57605) filed by the Company).

 3.2 Amended and Restated Bylaws of Registrant (incorporated by reference from Exhibit 4.5 to the Registration Statement on Form S-8 (File No.
           333-57605) filed by the Company).

 4.1 Specimen Certificate of Common Stock of Registrant (incorporated by reference from Exhibit 4.1 to the Registration Statement on Form S-1
           (File No. 333-46929) filed by the Company).

 4.2 Rights Agreement, dated as of May 1, 1998 (incorporated by reference from Exhibit 4.9 to the Registration Statement on Form S-8 (File No.
           333-57605) filed by the Company).

 4.3       Certificate of Designation for Registrant's Cumulative Participating
           Junior Preferred Stock.**

 5.1       Opinion  of  Cleary,  Gottlieb,  Steen &  Hamilton,  counsel to the
           Registrant, as to the legality of the shares of Common Stock being registered.

 9.1       Management  Voting  Trust  Agreement,  dated as of December  12, 1998
           (incorporated  by  reference  from  Exhibit  9.1 to the  Registration
           Statement on Form S-1 (File No. 333-46929) filed by the Company).

 9.2       Young & Rubicam Inc.  Restricted Stock Trust  Agreement,  dated as of
           December 12, 1996  (incorporated by reference from Exhibit 9.2 to the
           Registration  Statement on Form S-1 (File No. 333-46929) filed by the
           Company).

10.1 Stockholders' Agreement, dated as of May 8, 1998 (incorporated by reference from Exhibit 4.8 to the Registration Statement on Form S-8
           (File No. 333-57605) filed by the Company).

10.2 Contribution Agreement dated October 30, 1996 (incorporated by reference from Exhibit 10.3 to the Registration Statement on Form S-1
           (File No. 333-46929) filed by the Company).

10.3 Young & Rubicam Holdings Inc. Restricted Stock Plan (incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-1
           (File No. 333-46929) filed by the Company).

10.4       Young  &  Rubicam   Holdings  Inc.   Management  Stock  Option  Plan
           (incorporated  by reference  from  Exhibit 10.5 to the  Registration
           Statement on Form S-1 (File No. 333-46929) filed by the Company).

10.5 Young & Rubicam Inc. 1997 Incentive Compensation Plan (incorporated by reference from Exhibit 10.6 to the Registration Statement on Form
           S-1 (File No. 333-46929) filed by the Company).

10.6 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of December 19, 1997, with Peter Georgescu (incorporated by reference from Exhibit 10.7 to the Registration Statement on Form S-1
           (File No. 333-46929) filed by the Company).

10.7 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1995, with Peter Georgescu (incorporated by reference from Exhibit 10.8 to the Registration Statement on Form S-1
           (File No. 333-46929) filed by the Company).



10.8 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1986, with Peter Georgescu (incorporated by reference from Exhibit 10.9 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.9 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of December 19, 1997, with John McGarry (incorporated by reference from Exhibit 10.10 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.10 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1986, with John McGarry (incorporated by reference from Exhibit 10.11 to the Registration Statement on Form S-1 (File
            No. 333-46929) filed by the Company).

10.11 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of December 31, 1994, with John McGarry (incorporated by reference from Exhibit 10.12 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.12 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of December 19, 1997, with Edward Vick (incorporated by reference from Exhibit 10.13 to the Registration Statement on Form S-1 (File
            No. 333-46929) filed by the Company).

10.13 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1995, with Edward Vick (incorporated by reference from Exhibit 10.14 to the Registration Statement on Form S-1 (File
            No. 333-46929) filed by the Company).

10.14 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of December 19, 1997, with Alan J. Sheldon (incorporated by reference from Exhibit 10.15 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.15 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1995, with Alan J. Sheldon (incorporated by reference from Exhibit 10.16 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.16 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1988, with Alan J. Sheldon (incorporated by reference from Exhibit 10.17 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.17       Registration  Rights  Agreement,  dated  as  of  December  12,  1996
            (incorporated  by reference  from Exhibit 10.18 to the  Registration
            Statement on Form S-1 (File No. 333-46929) filed by the Company).

10.18       Letter Agreement dated as of October 16, 1997 by and between Young &
            Rubicam Inc. and Michael J. Dolan  (incorporated  by reference  from
            Exhibit  10.19 to the  Registration  Statement on Form S-1 (File No.
            333-46929) filed by the Company).

10.19       Letter  Agreement dated June 28, 1996 by and between Young & Rubicam
            Inc. and Michael J. Dolan  (incorporated  by reference  from Exhibit
            10.20 to the Registration Statement on Form S-1 (File No. 333-46929) filed by the Company).

10.20 Lease agreement for 230 Park Avenue South (incorporated by reference from Exhibit 10.21 to the Registration Statement on Form S-1 (File
            No. 333-46929) filed by the Company).

10.21       H&F Option  Agreement,  dated as of December 12, 1996, among Young &
            Rubicam Holdings Inc., a New York corporation ("Holdings"),  Young &
            Rubicam  Inc.,  a New York  corporation,  Young &  Rubicam  Inc.,  a
            Delaware corporation and a wholly-owned subsidiary of Holdings, and Hellman & Friedman Capital Partners III, L.P. (incorporated by reference from Exhibit 10.22 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.22       H&F Option  Agreement,  dated as of December 12, 1996, among Young &
            Rubicam Holdings Inc., a New York corporation ("Holdings"),  Young &
            Rubicam  Inc.,  a New York  corporation,  Young &  Rubicam  Inc.,  a
            Delaware corporation and a wholly-owned subsidiary of Holdings, and H&F Orchard Partners III, L.P. (incorporated by reference from
            Exhibit  10.23 to the  Registration  Statement on Form S-1 (File No.
            333-46929) filed by the Company).




10.23       Form of Young & Rubicam Inc.  Key  Corporation  Managers  Bonus Plan
            (incorporated  by reference  from Exhibit 10.24 to the  Registration
            Statement on Form S-1 (File No. 333-46929) filed by the Company).

10.24       Amendment  No. 1 to  Restricted  Stock Trust  Agreement  dated as of
            March 13, 1998  (incorporated by reference from Exhibit 10.25 to the
            Registration Statement on Form S-1 (File No. 333-46929) filed by the
            Company).

10.25 Young & Rubicam Inc. Deferred Compensation Plan (incorporated by reference from Exhibit 10.26 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.26 Young & Rubicam Inc. Grantor Trust Agreement (incorporated by reference from Exhibit 10.27 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.27       Amendment to Young & Rubicam Inc. 1997 Incentive  Compensation  Plan
            (incorporated  by reference  from Exhibit 10.28 to the  Registration
            Statement on Form S-1 (File No. 333-46929) filed by the Company).

10.28       Credit Agreement for the New Credit Facility.**

21.1        List of Subsidiaries.**

23.1        Consent of PricewaterhouseCoopers LLP.**

23.2 Consent of Cleary, Gottlieb, Steen & Hamilton (included in opinion filed as Exhibit 5.1).

24.1        Powers of Attorney (included on signature pages).**

----------
** Previously filed.



     (b) Financial Statement Schedules

          Schedule II -- Valuation and Qualifying Accounts and Reserves

                 YOUNG  AND RUBICAM INC. AND SUBSIDIARY COMPANIES                                 SCHEDULE II
                 VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
                                (IN THOUSANDS)


                                                                     ADDITIONS
                                                        -----------------------------------
                                            BALANCE AT   CHARGED TO COSTS     CHARGED TO                   BALANCE
                DESCRIPTION                  BEGINNING     AND EXPENSES     OTHER ACCOUNTS   DEDUCTIONS    AT END
------------------------------------------ ------------ ------------------ ---------------- ------------ ----------
ALLOWANCE FOR DOUBTFUL ACCOUNTS
Year ended December 31, 1994
 Allowance for Doubtful Accounts .........    $ 7,844        $  4,947               --         $ 4,507    $ 8,284
                                              -------        --------           ------         -------    -------
Year ended December 31, 1995
 Allowance for Doubtful Accounts .........    $ 8,284        $  8,352               --         $ 5,110    $11,526
                                              -------        --------           ------         -------    -------
Year ended December 31, 1996
 Allowance for Doubtful Accounts .........    $11,526        $ 11,411               --         $13,088    $ 9,849
                                              -------        --------           ------         -------    -------
VALUATION ALLOWANCE
Year ended December 31, 1994
 SFAS 109 Valuation Allowance ............    $15,221        $ (1,746)              --              --    $13,475
                                              -------        --------           ------         -------    -------
Year ended December 31, 1995
 SFAS 109 Valuation Allowance ............    $13,475        $    912               --              --    $14,387
                                              -------        --------           ------         -------    -------
Year ended December 31, 1996
 SFAS 109 Valuation Allowance ............    $14,387        $ 14,667           $4,483              --    $33,537
                                              -------        --------           ------         -------    -------


ITEM 17. UNDERTAKINGS

     The undersigned Registrant hereby undertakes:

          (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

          (b) (1) That for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (2) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 23, 1998.

                                        YOUNG & RUBICAM INC.




                                        By: /s/ Stephanie W. Abramson

                                           ------------------------------------

                                        Name: Stephanie W. Abramson
                                       Title: Executive Vice President
                                              and General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




         SIGNATURE                             TITLE                           DATE
         ---------                             -----                           ----
           *                  Chairman of the Board and Chief           November 23, 1998
-------------------------      Executive Officer (principal
   Peter A. Georgescu          executive officer)


           *                  Vice Chairman, Chief Financial            November 23, 1998
-------------------------      Officer and Director (principal
    Michael J. Dolan           financial officer)


           *                  Vice President, Controller                November 23, 1998
-------------------------      (principal accounting officer)
     John A. Wozniak


           *                  Chief Operating Officer and Director      November 23, 1998
-------------------------
     Edward H. Vick


           *                  Executive Vice President and Director     November 23, 1998
-------------------------
   Thomas D. Bell, Jr.


           *                  Director                                  November 23, 1998
-------------------------
    F. Warren Hellman


           *                  Director                                  November 23, 1998
-------------------------
    Richard S. Bodman


           *                  Director                                  November 23, 1998
-------------------------
 Philip U. Hammarskjold



         SIGNATURE                             TITLE                           DATE
         ---------                             -----                           ----

           *                  Director                                  November 23, 1998
-------------------------
     Alan D. Schwartz


           *                  Director                                  November 23, 1998
-------------------------
  John F. McGillicuddy





*By: /s/ Stephanie W. Abramson                                 November 23, 1998
--------------------------------------------------------------------------------
    Name: Stephanie W. Abramson
   Title: Attorney-in-Fact


                                 EXHIBIT INDEX

Exhibit                                                                           Page
Number                   Description of Exhibits                                  Number
------                   -----------------------                                  ------

 1.1       Form of Underwriting Agreement.

 3.1       Amended and Restated  Certificate  of  Incorporation  of  Registrant
           (incorporated  by  reference  from  Exhibit 4.4 to the  Registration
           Statement on Form S-8 (File No. 333-57605) filed by the Company).

 3.2 Amended and Restated Bylaws of Registrant (incorporated by reference from Exhibit 4.5 to the Registration Statement on Form S-8 (File No.
           333-57605) filed by the Company).

 4.1 Specimen Certificate of Common Stock of Registrant (incorporated by reference from Exhibit 4.1 to the Registration Statement on Form S-1
           (File No. 333-46929) filed by the Company).

 4.2 Rights Agreement, dated as of May 1, 1998 (incorporated by reference from Exhibit 4.9 to the Registration Statement on Form S-8 (File No.
           333-57605) filed by the Company).

 4.3       Certificate of Designation for Registrant's Cumulative Participating
           Junior Preferred Stock.**

 5.1       Opinion  of  Cleary,  Gottlieb,  Steen &  Hamilton,  counsel to the
           Registrant, as to the legality of the shares of Common Stock being registered.

 9.1       Management  Voting  Trust  Agreement,  dated as of December  12, 1998
           (incorporated  by  reference  from  Exhibit  9.1 to the  Registration
           Statement on Form S-1 (File No. 333-46929) filed by the Company).

 9.2       Young & Rubicam Inc.  Restricted Stock Trust  Agreement,  dated as of
           December 12, 1996  (incorporated by reference from Exhibit 9.2 to the
           Registration  Statement on Form S-1 (File No. 333-46929) filed by the
           Company).

10.1 Stockholders' Agreement, dated as of May 8, 1998 (incorporated by reference from Exhibit 4.8 to the Registration Statement on Form S-8
           (File No. 333-57605) filed by the Company).

10.2 Contribution Agreement dated October 30, 1996 (incorporated by reference from Exhibit 10.3 to the Registration Statement on Form S-1
           (File No. 333-46929) filed by the Company).

10.3 Young & Rubicam Holdings Inc. Restricted Stock Plan (incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-1
           (File No. 333-46929) filed by the Company).

10.4       Young  &  Rubicam   Holdings  Inc.   Management  Stock  Option  Plan
           (incorporated  by reference  from  Exhibit 10.5 to the  Registration
           Statement on Form S-1 (File No. 333-46929) filed by the Company).

10.5 Young & Rubicam Inc. 1997 Incentive Compensation Plan (incorporated by reference from Exhibit 10.6 to the Registration Statement on Form
           S-1 (File No. 333-46929) filed by the Company).

10.6 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of December 19, 1997, with Peter Georgescu (incorporated by reference from Exhibit 10.7 to the Registration Statement on Form S-1
           (File No. 333-46929) filed by the Company).

10.7 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1995, with Peter Georgescu (incorporated by reference from Exhibit 10.8 to the Registration Statement on Form S-1
           (File No. 333-46929) filed by the Company).



Exhibit                                                                           Page
Number                   Description of Exhibits                                  Number
------                   -----------------------                                  ------

10.8 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1986, with Peter Georgescu (incorporated by reference from Exhibit 10.9 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.9 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of December 19, 1997, with John McGarry (incorporated by reference from Exhibit 10.10 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.10 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1986, with John McGarry (incorporated by reference from Exhibit 10.11 to the Registration Statement on Form S-1 (File
            No. 333-46929) filed by the Company).

10.11 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of December 31, 1994, with John McGarry (incorporated by reference from Exhibit 10.12 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.12 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of December 19, 1997, with Edward Vick (incorporated by reference from Exhibit 10.13 to the Registration Statement on Form S-1 (File
            No. 333-46929) filed by the Company).

10.13 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1995, with Edward Vick (incorporated by reference from Exhibit 10.14 to the Registration Statement on Form S-1 (File
            No. 333-46929) filed by the Company).

10.14 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of December 19, 1997, with Alan J. Sheldon (incorporated by reference from Exhibit 10.15 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.15 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1995, with Alan J. Sheldon (incorporated by reference from Exhibit 10.16 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.16 Young & Rubicam Inc. Select Executive Retirement Income Plan, dated as of January 1, 1988, with Alan J. Sheldon (incorporated by reference from Exhibit 10.17 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.17       Registration  Rights  Agreement,  dated  as  of  December  12,  1996
            (incorporated  by reference  from Exhibit 10.18 to the  Registration
            Statement on Form S-1 (File No. 333-46929) filed by the Company).

10.18       Letter Agreement dated as of October 16, 1997 by and between Young &
            Rubicam Inc. and Michael J. Dolan  (incorporated  by reference  from
            Exhibit  10.19 to the  Registration  Statement on Form S-1 (File No.
            333-46929) filed by the Company).

10.19       Letter  Agreement dated June 28, 1996 by and between Young & Rubicam
            Inc. and Michael J. Dolan  (incorporated  by reference  from Exhibit
            10.20 to the Registration Statement on Form S-1 (File No. 333-46929) filed by the Company).

10.20 Lease agreement for 230 Park Avenue South (incorporated by reference from Exhibit 10.21 to the Registration Statement on Form S-1 (File
            No. 333-46929) filed by the Company).



Exhibit                                                                           Page
Number                   Description of Exhibits                                  Number
------                   -----------------------                                  ------

10.21       H&F Option  Agreement,  dated as of December 12, 1996, among Young &
            Rubicam Holdings Inc., a New York corporation ("Holdings"),  Young &
            Rubicam  Inc.,  a New York  corporation,  Young &  Rubicam  Inc.,  a
            Delaware corporation and a wholly-owned subsidiary of Holdings, and Hellman & Friedman Capital Partners III, L.P. (incorporated by reference from Exhibit 10.22 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.22       H&F Option  Agreement,  dated as of December 12, 1996, among Young &
            Rubicam Holdings Inc., a New York corporation ("Holdings"),  Young &
            Rubicam  Inc.,  a New York  corporation,  Young &  Rubicam  Inc.,  a
            Delaware corporation and a wholly-owned subsidiary of Holdings, and H&F Orchard Partners III, L.P. (incorporated by reference from
            Exhibit  10.23 to the  Registration  Statement on Form S-1 (File No.
            333-46929) filed by the Company).


10.23       Form of Young & Rubicam Inc.  Key  Corporation  Managers  Bonus Plan
            (incorporated  by reference  from Exhibit 10.24 to the  Registration
            Statement on Form S-1 (File No. 333-46929) filed by the Company).

10.24       Amendment  No. 1 to  Restricted  Stock Trust  Agreement  dated as of
            March 13, 1998  (incorporated by reference from Exhibit 10.25 to the
            Registration Statement on Form S-1 (File No. 333-46929) filed by the
            Company).

10.25 Young & Rubicam Inc. Deferred Compensation Plan (incorporated by reference from Exhibit 10.26 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.26 Young & Rubicam Inc. Grantor Trust Agreement (incorporated by reference from Exhibit 10.27 to the Registration Statement on Form
            S-1 (File No. 333-46929) filed by the Company).

10.27       Amendment to Young & Rubicam Inc. 1997 Incentive  Compensation  Plan
            (incorporated  by reference  from Exhibit 10.28 to the  Registration
            Statement on Form S-1 (File No. 333-46929) filed by the Company).

10.28       Credit Agreement for the New Credit Facility.**

21.1        List of Subsidiaries.**

23.1        Consent of PricewaterhouseCoopers LLP.**

23.2 Consent of Cleary, Gottlieb, Steen & Hamilton (included in opinion filed as Exhibit 5.1).

24.1        Powers of Attorney (included on signature pages).**

----------
** Previously filed.